FORM OF FRONT OF CERTIFICATE

		COMMON STOCK	[CATELLUS LOGO]	COMMON STOCK
INCORPORATED UNDER THE LAWS OF THE STATE OF DELWARE
	NUMBER				SHARES
C				SEE REVERSE FOR CERTAIN DEFINITIONS

CATELLUS DEVELOPMENT CORPORATION
A Real Estate Investment Trust

		THIS CERTIFIES THAT		CUSIP 149113 10 2

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

Catellus Development Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[corporate seal]
Dated:

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

TRANSFER AGENT AND REGISTRAR

		BY	/s/ Vanessa L. Washington	/s/ Nelson C. Rising

			SECRETARY	CHAIRMAN AND CEO

		AUTHORIZED SIGNATURE			American Bank Note Company

Form of Back of Stock Certificate

CATELLUS DEVELOPMENT CORPORATION

Any stockholder may obtain, without charge, by request to the Office of the Secretary of the Corporation in San Francisco, California, a copy of a statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of shares authorized to be issued by the Corporation and upon the holder thereof.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common
TEN ENT	— as tenants by the entireties
JT TEN	— as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	— Custodian under Uniform Gifts to Minors Act
(Cust) (Minor) (state)

Additional abbreviations may also be used though not in the above list.

For Value received                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

                                                                                                                                                                                                                 Shares

represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                            Attorney

to transfer the said Shares on the share register of the within-named Corporation, with full power of substitution in the premises.

Dated

                                SIGNATURE

The shares of Catellus Development Corporation (the “Company”) represented by this certificate are subject to restrictions set forth in the Company’s Restated Certificate of Incorporation which prohibit in general (a) any Person (other than a Look-Through Entity) from Beneficially Owning shares of Equity Stock in excess of the Ownership Limit, (b) any Look-Through Entity from Beneficially Owning shares of Equity Stock in excess of the Look-Through Ownership Limit and (c) any Person from acquiring or maintaining any ownership interest in the stock of the Company that is inconsistent with (i) the requirements of the Internal Revenue Code pertaining to real estate investment trusts or (ii) the Restated Certificate of Incorporation of the Company, and the holder of this certificate by his/her acceptance hereof consents to be bound by such restrictions. Capitalized terms used in this paragraph and not defined herein are defined in the Company’s Restated Certificate of Incorporation.

The Company will furnish without charge, to each stockholder who so requests, a copy of the relevant provisions of the Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company, a copy of the provisions setting forth the designations, preferences, privileges and rights of each class of stock or series thereof that the Company is authorized to issue and the qualifications, limitations and restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the Company or to the transfer agent named on the face hereof.